                               TEXAS MICRO INC.                     EXHIBIT 10.2

                              Amendment No. 2 to
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                         1996 Long-Term Incentive Plan
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The 1996 Long-Term Incentive Plan is hereby amended by deleting sub-section (a) of Section 4, Number and Source of Shares Subject to the Plan, and replacing it with the following:

     (a) The Company may grant Awards (including, without limitation, Incentive Stock Options) under the Plan with respect to not more than 1,550,000 Shares, subject, however, to the limitations provided in Section 7(a) and (c) and adjustment as provided in Section 12 hereof. Shares shall be provided from Shares in the Company's treasury, by the issuance of Shares authorized but unissued, or from outstanding Shares purchased in the open market or in private transactions.

This Amendment shall be effective from and after November 11, 1997. Except as specified above, all terms and conditions of the Plan remain in full force and effect.


                                        Texas Micro Inc.



                                     By /s/ J. MICHAEL STEWART
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                                        J. Michael Stewart
                                        President and CEO


Attest: /s/ K.R. SUMRALL                November 11, 1997
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        K.R. Sumrall                           Date
        Secretary